EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
§906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report of Cal Dive International, Inc. (“CDIS”) on Form 10-Q/A for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Owen Kratz, Chairman and Chief Executive Officer of CDIS, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
     (1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CDIS.
Date: August 18, 2005

/s/ OWEN KRATZ
Owen Kratz
Chairman and Chief Executive Officer